UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 15, 2009

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5—Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers: Election of Directors, Appointment of Principal Officers.

On June 15, 2009 the company issued a press release announcing the resignation of Dr. Geoffrey Allan as Insmed’s President, Chief Executive Officer and Chairman of the Board of Directors, effective immediately, due to a health condition and that Dr. Melvin Sharoky had been appointed Chairman of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.     Description

99.1	Press Release issued by Insmed Incorporated on June 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: June 19, 2009
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.,
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 15, 2009